EXHIBIT 99-2

CERTIFICATION OF WILLIAM BELZBERG, CHIEF EXECUTIVE OFFICER OF WESTMINSTER CAPITAL, INC.

In connection with the quarterly report on Form 10-Q of Westminster Capital, Inc. (the "Company") for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), William Belzberg, as Chairman of the Board of Directors and Chief Executive Officer (principal executive officer) of the Company, and Keenan Behrle, as Executive Vice President and Chief Financial Officer (principal financial officer) of the Company, each hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, respectively, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2003,                         By  /s/ William Belzberg
                                                -------------------------------
                                                William Belzberg,
                                                Chairman of the Board of
                                                Directors and Chief
                                                Executive Officer


                                       35
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CERTIFICATION OF KEENAN BEHRLE, CHIEF FINANCIAL OFFICER OF WESTMINSTER CAPITAL,
INC.

In connection with the quarterly report on Form 10-Q of Westminster Capital, Inc. (the "Company") for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), William Belzberg, as Chairman of the Board of Directors and Chief Executive Officer (principal executive officer) of the Company, and Keenan Behrle, as Executive Vice President and Chief Financial Officer (principal financial officer) of the Company, each hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, respectively, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2003                      By  /s/ Keenan Behrle
                                            --------------------------
                                            Keenan Behrle
                                            Executive Vice President,
                                            Chief Financial Officer
                                            and Principal Accounting Officer